SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 1, 1999



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


           Florida                      33-27139                 59-2935028
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
      of incorporation)                                      Identification No.)



                               1211 Orange Avenue
                  ---------------------------------------------
                           Winter Park, Florida 32789
                    (Address of principal executive offices)
                  Registrant's telephone number: (407) 645-1201



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


Item 5.  OTHER EVENTS

On February 1, 1999, the Company announced its results of operations for the fourth quarter and the twelve months ended December 31, 1998 as follows:

Contacts:  James V. Suskiewich, President and CEO (407) 645-1201

           Aubrey H. Wright, SVP and CFO (407) 645-1201

For Immediate Release: February 1, 1999

           FEDERAL TRUST CORPORATION ANNOUNCES FOURTH QUARTER RESULTS
                              AND YEAR END EARNINGS

(Winter Park, FL) Federal Trust Corporation ("Company"), the holding company of Federal Trust Bank ("Bank"), reported earnings for the fourth quarter of 1998 of $179,155 (unaudited) or $.04 per share (based on average shares outstanding of 4,941,547) up from $140,978 or $.05 per share (based on 3,044,506 average shares outstanding) a year ago.

For the year ended December 31, 1998, the Company earned $543,933 (unaudited) or $.11 per share (based on average shares outstanding of 4,941,547) compared with $357,432 or $.15 per share for 1997 (based on average shares outstanding of 2,455,125). The improvement in earnings for 1998 was primarily attributable to the growth of the Company and the continued reduction in problem assets.

The Company's assets grew from $142,583,532 at December 31, 1997 to $174,509,656 at December 31, 1998, an increase of $31,926,124.

The Company is a unitary savings and loan holding company based in Winter Park, Florida. The Company's common stock is currently traded on the NASDAQ SmallCap Market System under the symbol "FDTR". At December 31, 1998, the Company had consolidated assets of $174,509,656 (unaudited) and stockholders' equity of $13,232,709 (unaudited), and the Company had 4,941,547 shares of common stock outstanding.

When used in this document, or in the documents incorporated by reference herein, the words "anticipate", "believe", "estimate", "may", "intend" and "expect" and similar expressions identify forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. It should be recognized that the factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, competition by other financial institutions, legislation and regulatory changes, and changes in the economy generally and in business conditions in the market in which the Bank operates.

FEDERAL TRUST CORPORATION

Date:  February 1, 1999


                              FEDERAL TRUST CORPORATION
                              ------------------------------
                              (Registrant)


                              By: /s/ Aubrey H. Wright, Jr.
                                  --------------------------
                                      Aubrey H.  Wright, Jr.
                                      Chief Financial Officer and duly
                                      authorized Officer of the Registran